UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2016

POLARIS FUTURES FUND L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-53115	20-8528957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Ceres Managed Futures LLC

522 Fifth Avenue

New York, New York 10036

(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

Effective June 30, 2016, Ceres Managed Futures LLC (formerly Demeter Management Corporation), the general partner of the Registrant (the “General Partner”), terminated the advisory agreement, dated as of April 30, 2007, among Morgan Stanley Smith Barney Altis I, LLC (formerly Morgan Stanley Managed Futures Altis I, LLC) (the “Trading Company”), the General Partner and Altis Partners (Jersey) Limited (“Altis”), pursuant to which Altis traded a portion of the Registrant’s assets. Consequently, Altis ceased all futures interest trading on behalf of the Trading Company (and, indirectly, the Registrant).

The General Partner has reallocated the assets formerly allocated to Altis among the remaining trading advisors of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARIS FUTURES FUND L.P.

By:	Ceres Managed Futures LLC,
General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date: July 6, 2016

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